SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)  January 28, 1998
                                                      -----------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           1-8483                                     95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California          90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                        (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.           OTHER EVENTS.


On January 28, 1998 the following news release was issued:

                     UNOCAL POSTS 4Q 1997 EARNINGS; COMPANY
                EXPECTS FURTHER OIL AND GAS PRODUCTION INCREASES
                ------------------------------------------------




         El Segundo, Calif., Jan. 28, 1998 - Unocal Corporation today reported preliminary fourth-quarter 1997 earnings from continuing operations, excluding special items, of $134 million, or 55 cents per share. These results are on the same basis as the latest First Call consensus for basic earnings. In the fourth quarter 1996, Unocal's earnings from continuing operations, excluding special items, were $160 million, or 64 cents per share.

         "Our international oil and gas operations reported a 4 percent increase in net production on an oil-equivalent basis to more than 265,000 barrels per day," said Roger C. Beach, Unocal chairman and chief executive officer. "Net gas production in Thailand was up 2 percent over a year ago, and net oil production in Indonesia (including host country share) was up 9 percent."

         Beach added that the company expects to see further international production increases in 1998 with new output from Azerbaijan, Myanmar, and Bangladesh, as well as full-year production in Yemen.

         Beach noted that the company's Lower 48 U.S. production declined considerably in the last half of 1997. "We expect to reverse this decline in 1998 so that the full-year average will be on par with 1997," Beach said.


         Beach added that the company's fourth quarter operating results also reflected lower prices for crude oil and export urea and higher domestic and international exploration expenses. These negative factors were offset partially by significantly reduced foreign taxes due principally to the effects of currency devaluation in Asia. The higher exploration expenses reflect Unocal's increased emphasis on increasing production and reserves through an aggressive exploration program.

         Beach commented on the impact on Unocal of the current financial turmoil in Asia. "Unocal's earnings and cash flow are mostly protected from a foreign exchange perspective," Beach said, "and we remain optimistic about our long-term prospects in Asia."

         Beach went on to say that the carbon and minerals segment recorded higher-than-anticipated earnings because of an increased contribution from Unocal's equity interest in a Brazilian niobium operation. Earlier, Unocal had indicated that the segment's earnings in the quarter would be lower because of a two-month production shutdown at the Molycorp, Inc., molybdenum mine in New Mexico.

         Unocal's   interest   expense  dropped  $18  million  in  the  quarter,
reflecting a reduction in the company's total debt to $2,170 million. This compares with total debt of $3,058 million at the end of 1996.

         Unocal completed its $400 million share repurchase program earlier this month, with a total of 10.3 million shares purchased over the past year. Beach said the board of directors has authorized extending the program and the company may repurchase up to $200 million in Unocal common stock.

         Net cash provided from operating activities, excluding working capital changes, was $347 million, compared with $381 million in the fourth quarter 1996.
         Unocal's preliminary reported net earnings for the fourth quarter, including special items and discontinued operations, were $142 million, compared with a loss of $497 million in the fourth quarter 1996. Reported basic net earnings were 58 cents per share, compared with a loss of $1.99 per share a year ago. Reported diluted net earnings per share were 57 cents, compared with a loss of $1.97 per share in 1996. The 1996 results reflected a loss on the disposal of the company's West Coast refining, marketing and transportation assets.

FULL-YEAR 1997 RESULTS
         Preliminary   full-year  1997  earnings  from  continuing   operations,
excluding special items, were $515 million, or $2.08 per share, compared with $562 million, or $1.97 per share, the year before.

         Reported full-year 1997 net earnings (including special items, discontinued operations, and an extraordinary charge for the early retirement of debt) were $581 million, compared with earnings of $36 million in 1996. Reported basic net earnings per share were $2.34, compared with a loss of 15 cents a year ago. Reported diluted net earnings per share were $2.31, compared with a loss of 7 cents per share in 1996.

         Unocal is a leading global energy resource and project development company, with major oil and gas exploration and production activities in Asia and the U.S. Gulf of Mexico. The company maintains twin headquarters in California and Malaysia, with major offices in Singapore, Jakarta, Bangkok and Sugar Land, Texas.

         Forward-looking statements, including estimates of future exploration and production activities and other business plans and outlook in this news release are based on assumptions concerning market, competitive, regulatory, environmental, operational and other considerations. Actual results could differ materially.

         For more information about Unocal and its activities, visit Unocal's website at www.unocal.com.


NEWS RELEASE                                                                              UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                                  For the Three Months  For the Twelve Months
                                                                     Ended December 31      Ended December 31
                                                                    -----------------------------------------
Dollars in millions except per share amounts                           1997       1996       1997       1996
-------------------------------------------------------------------------------------------------------------

Total revenues .............................................        $ 1,557    $ 1,385    $ 6,064    $ 5,328
Costs and other deductions .................................          1,375      1,364      5,293      4,570
                                                                    -----------------------------------------
Earnings from continuing operations before income taxes ....            182         21        771        758
Income taxes ...............................................             34         18        102        302
                                                                    -----------------------------------------
Earnings from continuing operations ........................            148          3        669        456
Earnings from discontinued operations  (net of tax) ........             --         (9)        --         71
Loss on disposal  (net of tax) .............................             (6)      (491)       (50)      (491)
Extraordinary charge - extinguishment of debt (net of tax) .             --         --        (38)        --
                                                                    -----------------------------------------
Net earnings ...............................................        $   142    $  (497)   $   581    $    36
Dividends on preferred stock ...............................             --         --         --         18
Non-cash charge related to exchange of preferred stock .....             --         --         --         54
                                                                    -----------------------------------------
Net earnings applicable to common stock ....................        $   142    $  (497)   $   581    $   (36)

Basic earnings/(loss) per common share (a)
      Continuing operations ................................        $  0.60    $  0.01    $  2.69    $  1.54
      Discontinued operations ..............................          (0.02)     (2.00)     (0.20)     (1.69)
      Extraordinary item - extinguishment of debt (net of tax)           --         --      (0.15)        --
                                                                    -----------------------------------------
Basic net earnings/(loss) per share ........................        $  0.58    $ (1.99)   $  2.34    $ (0.15)

Diluted earnings per common share  (b) (c)
      Continuing operations ................................        $  0.59    $  0.01    $  2.65    $  1.53
      Discontinued operations ..............................          (0.02)     (1.98)     (0.19)     (1.60)
      Extraordinary item - extinguishment of debt (net of tax)           --         --      (0.15)        --
                                                                    -----------------------------------------
Diluted net earnings/(loss) per share ......................        $  0.57    $ (1.97)   $  2.31    $ (0.07)

(a) Weighted average shares - basic  (millions).............            245        250        248        249
(b) Weighted average shares - diluted   (millions)..........            259        252        262        263
(c) Distributions on preferred securities excluded in numerator     $     6    $    --    $    24    $    --

-------------------------------------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                                    Dec. 31     Dec. 31
Millions of dollars                                                    1997        1996
---------------------------------------------------------------------------------------

Assets
Cash and cash equivalents ..................................        $   338    $   217
Net assets of discontinued operations  (d) .................             --      1,774
Other current assets .......................................          1,163      1,237
Investments and long-term receivables ......................          1,113      1,206
Properties - net ...........................................          4,816      4,590
Other assets ...............................................            100         99
                                                                    -------------------
        Total assets .......................................        $ 7,530    $ 9,123

Liabilities and Equity
Current portion of long-term debt  and capital leases ......        $     1    $   118
Other current liabilities ..................................          1,159      1,504
Long-term debt and capital lease obligations ...............          2,169      2,940
Deferred income taxes ......................................            137        348
Other deferred credits and liabilities .....................          1,228      1,416

Convertible preferred securities ...........................            522        522

Stockholders' equity .......................................          2,314      2,275
                                                                    -------------------
        Total liabilities and equity .......................        $ 7,530    $ 9,123

(d)  Excludes retained working capital

                                    Table 1


NEWS RELEASE                                                                                            UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(INCLUDES DISCONTINUED OPERATIONS)
(UNAUDITED)                                                                   For the Three Months   For the Twelve Months
                                                                               Ended  December 31       Ended December 31
                                                                              ---------------------------------------------
Millions of dollars                                                               1997        1996(a)     1997      1996(a)
---------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities
              Net earnings ................................................   $    142    $   (497)   $    581    $     36
              Adjustments to reconcile net earnings to
                 net cash provided by operating activities
                    Loss on disposal of discontinued operations (before-tax)        10         743          81         743
                    Depreciation, depletion and amortization ..............        207         335         962       1,059
                    Dry hole costs ........................................         59          67         110         139
                    Deferred income taxes .................................        (23)       (380)       (249)       (332)
                    Gain on sales of assets (before-tax) ..................        (21)         96         (80)        (77)
                    Other .................................................        (27)         17        (110)        113
              Working capital and other changes related to operations .....         50         104        (162)          3
                                                                              ---------------------------------------------
                    Net cash provided by operating activities .............        397         485       1,133       1,684

Cash flows from investing activities
              Capital expenditures  (includes dry hole costs) .............       (474)       (458)     (1,427)     (1,398)
              Proceeds from sale of discontinued operations ...............         --          --       1,789          --
              Proceeds from asset sales ...................................         45          24         100         609
                                                                              ---------------------------------------------
                    Net cash provided by/(used in) investing activities ...       (429)       (434)        462        (789)

Cash flows from financing activities
              Net increase/(decrease) in long-term debt ...................         93          (8)       (866)       (568)
              Dividends paid ..............................................        (49)        (50)       (199)       (226)
              Repurchase of common stock ..................................       (189)         --        (362)         --
              Other .......................................................         (1)         (1)        (47)         22
                                                                              ---------------------------------------------
                    Net cash used in financing activities .................       (146)        (59)     (1,474)       (772)

Increase/(decrease) in cash and cash equivalents ..........................       (178)         (8)        121         123
Cash and cash equivalents at beginning of period ..........................        516         225         217          94
                                                                              ---------------------------------------------
Cash and cash equivalents at end of period ................................   $    338    $    217    $    338    $    217

(a)  Cash flows related to discontinued operations have not been segregated for the 1997 and 1996 periods.

---------------------------------------------------------------------------------------------------------------------------

CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
---------------------------------------------------------------------------------------------------------------------------

United States Exploration & Production ....................................   $    167    $     89    $    367    $    416
International Exploration & Production ....................................        227         195         801         507
Geothermal Operations .....................................................         26          23         102         114
Diversified Business Group ................................................         19          56          59          82
New Ventures  (Non E & P) .................................................         --          --           5           5
Corporate & Unallocated ...................................................         35          28          44          50
Discontinued Operations ...................................................         --          67          49         224
                                                                              ---------------------------------------------
              Total (b) ...................................................   $    474    $    458    $  1,427    $  1,398

(b)  Includes capitalized interest of: ....................................   $      9    $      4    $     35    $     13



                                     Table 2

NEWS RELEASE                                                                                           UNOCAL CORPORATION

DISCRETIONARY CASH FLOW
(INCLUDES DISCONTINUED OPERATIONS)
(UNAUDITED)                                                                   For the Three Months            For the Twelve Months
                                                                              Ended   December 31              Ended  December 31
                                                                         -----------------------------------------------------------
Millions of dollars                                                             1997            1996         1997            1996
------------------------------------------------------------------------------------------------------------------------------------

Net earnings ...........................................................       $   142        $  (497)       $   581        $    36

Adjustments to net earnings
               Depletion, depreciation & amortization ..................           200            260            893            984
               Impairment ..............................................             7             75             69             75
               Dry hole costs ..........................................            59             67            110            139
               Deferred income taxes ...................................           (23)          (380)          (249)          (332)
               (Gain) Loss on sales of assets ..........................           (21)            96            (80)           (77)
               Exploration expenses ....................................            79             34            193            117
               Proceeds from asset sales ...............................            45             24          1,889            609
               Environmental and litigation provision ..................            14            106            134            219
               Environmental and litigation payments ...................           (29)           (32)          (162)           (85)
               Loss on disposal of discontinued operations .............            10            743             81            743
               Other ...................................................           (12)           (57)           (82)           (21)
------------------------------------------------------------------------------------------------------------------------------------
                     Total discretionary cash flow .....................       $   471        $   439        $ 3,377        $ 2,407


The preceding table of discretionary cash flow is provided for analysts and others in the investment community as a supplement to conventional financial data prepared in accordance with generally accepted accounting principles. Discretionary cash flow does not give effect to significant uses of cash, including those for capital projects, debt reduction and regular dividends, some of which result from previous commitments, and should only be considered in conjunction with the full presentation of condensed consolidated cash flows on the preceding page.

                                    Table 2a


NEWS RELEASE                                                             UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                 For the Three Months
                                                                               Ended December 31, 1997
                                                               ----------------------------------------------------
                                                                Spirit      Other                 Other
Millions of dollars                                            Energy 76     U.S.   Far East  International  Total
-------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ...........................   $    63    $    44    $   111    $    42    $   260
        Natural gas ........................................       197         18        157         11        383
        Natural gas liquids ................................        15          1          7          1         24
        Other ..............................................         1         --         --         --          1
                                                               ----------------------------------------------------
              Total ........................................       276         63        275         54        668
Other revenue ..............................................        23          2          7          7         39
Gain(loss) on asset sales ..................................         9         --         --          1         10
                                                               ----------------------------------------------------
              Total revenues ...............................       308         65        282         62        717

Production costs ...........................................        54         20         37         21        132
Exploration expenses .......................................        22          1         33         20         76
Dry hole costs .............................................        19         --         30         --         49
Depreciation, depletion & amortization .....................        94         11         68         16        189
Other operating expenses ...................................        21          4         13         12         50
                                                               ----------------------------------------------------
        Results of operations before income tax ............   $    98    $    29    $   101    $    (7)   $   221


-------------------------------------------------------------------------------------------------------------------

                                                                               For the Three Months
                                                                              Ended December 31, 1996
                                                               ----------------------------------------------------
                                                                Spirit      Other                 Other
                                                               Energy 76     U.S.   Far East  International  Total
                                                               ----------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ...........................   $   113    $    63    $   117    $    45    $   338
        Natural gas ........................................       212         23        167         13        415
        Natural gas liquids ................................        23          2          7          1         33
        Other ..............................................         1         --         --         --          1
                                                               ----------------------------------------------------
              Total ........................................       349         88        291         59        787
Other revenue ..............................................        15          1          1         10         27
Gain(loss) on asset sales ..................................        (7)        (4)        (1)         1        (11)
                                                               ----------------------------------------------------
              Total revenues ...............................       357         85        291         70        803

Production costs ...........................................        44         26         33         24        127
Exploration expenses .......................................         7         --         10         16         33
Dry hole costs .............................................        13          5         37          9         64
Depreciation, depletion & amortization .....................       130         54         45         25        254
Other operating expenses ...................................        36          6         16         (1)        57
                                                               ----------------------------------------------------
        Results of operations before income tax ............   $   127    $    (6)   $   150    $    (3)   $   268




                                    Table 3


NEWS RELEASE                                                                    UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                  For the Twelve Months
                                                                 Ended December 31, 1997
                                                  -------------------------------------------------
                                                   Spirit     Other               Other
Millions of dollars                               Energy 76    U.S.   Far East International  Total
---------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate .................$   308   $   180   $   453   $   161    $ 1,102
        Natural gas ..............................    743        65       642        46      1,496
        Natural gas liquids ......................     56         4        25         4         89
        Other ....................................      3        --        --        --          3
                                                  -------------------------------------------------
              Total ..............................  1,110       249     1,120       211      2,690
Other revenue ....................................     33         6         9        23         71
Gain/(loss) on asset sales .......................     11        --        --       (15)        (4)
                                                  -------------------------------------------------
              Total revenues .....................  1,154       255     1,129       219      2,757

Production costs .................................    193        93       130        74        490
Exploration expenses .............................     59         1        73        51        184
Dry hole costs ...................................     29        --        69         1         99
Depreciation, depletion & amortization ...........    468        53       303        69        893
Other operating expenses .........................     77        12        47        57        193
                                                  -------------------------------------------------
        Results of operations before income tax ..$   328   $    96   $   507   $   (33)   $   898

---------------------------------------------------------------------------------------------------

                                                                 For the Twelve Months
                                                                Ended December 31, 1996
                                                  -------------------------------------------------
                                                   Spirit     Other               Other
                                                  Energy 76    U.S.  Far East  International Total
                                                  -------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate .................$   400   $   272   $   395   $   182    $ 1,249
        Natural gas ..............................    774        84       529        48      1,435
        Natural gas liquids ......................     70         6        19         4         99
        Other ....................................      4        --        --        --          4
                                                  -------------------------------------------------
              Total ..............................  1,248       362       943       234      2,787
Other revenue ....................................     23         3         1        27         54
Gain/(loss) on asset sales .......................      1       106        --        24        131
                                                  -------------------------------------------------
              Total revenues .....................  1,272       471       944       285      2,972

Production costs .................................    178       122       127        81        508
Exploration expenses .............................     26        --        41        44        111
Dry hole costs ...................................     62         5        50        14        131
Depreciation, depletion & amortization ...........    398       128       208        69        803
Other operating expenses .........................    136        19        46         3        204
                                                  -------------------------------------------------
        Results of operations before income tax ..$   472   $   197   $   472   $    74    $ 1,215




                                    Table 4


NEWS RELEASE                                                                                           UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)                                                                For the Threee Months   For the Twelve Months
                                                                             Ended December 31       Ended December 31
                                                                          ------------------------------------------------
                                                                                1997        1996        1997         1996
--------------------------------------------------------------------------------------------------------------------------

Net daily production
     Crude oil and condensate (thousand barrels daily):
               United States
                    Spirit Energy 76 .................................          42.9        51.0        44.5         51.7
                    Other  (a) .......................................          34.1        35.7        32.2         44.1
                                                                          ------------------------------------------------
                           Total United States .......................          77.0        86.7        76.7         95.8
               International
                    Far East  (b) ....................................          96.1        87.6        95.2         83.7
                    Other ............................................          25.2        25.3        25.7         27.1
                                                                          ------------------------------------------------
                           Total International .......................         121.3       112.9       120.9        110.8

--------------------------------------------------------------------------------------------------------------------------
                           Total Worldwide ...........................         198.3       199.6       197.6        206.6

     Natural gas (million cubic feet daily):
               United States
                    Spirit Energy 76 .................................         813.4       895.6       860.0        911.6
                    Other  (a) .......................................         137.8       157.8       132.6        162.9
                                                                          ------------------------------------------------
                           Total United States .......................         951.2     1,053.4       992.6      1,074.5
               International
                    Far East  (b) ....................................         809.3       797.2       794.5        668.8
                    Other ............................................          56.9        58.4        60.5         67.9
                                                                          ------------------------------------------------
                           Total International .......................         866.2       855.6       855.0        736.7

--------------------------------------------------------------------------------------------------------------------------
                           Total Worldwide ...........................       1,817.4     1,909.0     1,847.6      1,811.2

     Natural gas liquids (thousand barrels daily)  (a) ...............          16.8        20.2        18.3         19.5

     Geothermal (million kilowatt-hours daily) .......................          20.3        19.9        18.0         17.9

Average sales prices
     Crude oil and condensate (per barrel):
               United States
                    Spirit Energy 76 .................................    $     20.13  $    24.09  $    19.96  $    21.27
                    Other ............................................          14.83       19.29       15.25       16.83
                           Total United States .......................          17.88       22.10       18.00       19.21
               International
                    Far East .........................................    $     17.95  $    21.62  $    18.52  $    19.17
                    Other ............................................          16.90       21.48       17.39       19.20
                           Total International .......................          17.65       21.58       18.21       19.18

                           Total Worldwide ...........................    $     17.75  $    21.85  $    18.11  $    19.20

     Natural gas (per mcf):
               United States
                    Spirit Energy 76 .................................    $      2.88  $     2.83  $     2.53  $     2.46
                    Other ............................................           1.47        1.51        1.41        1.40
                           Total United States .......................           2.67        2.59        2.38        2.30
               International
                    Far East .........................................    $      2.16  $     2.39  $     2.30  $     2.28
                    Other ............................................           2.34        1.95        2.25        1.85
                           Total International .......................           2.17        2.36        2.30        2.23

                           Total Worldwide ...........................    $      2.43  $     2.49  $     2.34  $     2.27

--------------------------------------------------------------------------------------------------------------------------

(a) Includes production from California upstream properties of:
        Crude oil and condensate .....................................             --         0.9          --         7.4
        Natural gas ..................................................             --          --          --        12.9
        Natural gas liquids ..........................................             --          --          --         0.1

(b) Includes host country share in Indonesia of:
        Crude oil and condensate .....................................           26.2        29.9        28.4        27.5
        Natural gas ..................................................           33.5        27.9        28.3        26.6


                                    Table 5


NEWS RELEASE                                                                       UNOCAL CORPORATION
OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                            For the Three Months For the Twelve Months
                                                              Ended December 31    Ended December 31
                                                            ------------------------------------------
                                                                   1997      1996      1997      1996
------------------------------------------------------------------------------------------------------

Agricultural products production volumes  (thousand tons)
        Ammonia ............................................        383        379    1,455     1,468
        Urea ...............................................        223        286      919     1,131
        Other products .....................................        207        164      701       658

Agricultural products sales volumes  (thousand tons)
        Ammonia ............................................        179        134      769       708
        Urea ...............................................        285        343      975     1,122
        Other products .....................................        175        269    1,082     1,240



                                     Table 6



NEWS RELEASE                                                                              UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)


                                                                           4th Quarter of 1997                4th Quarter of 1996
                                                                      --------------------------------------------------------------
Millions of dollars                                                     Before-tax        After-tax            Before-tax After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $  98            $  61            $ 127            $  74
       Other ...................................................              29               18               (6)              (3)
    International ..............................................              94              116              147               71

Geothermal Operations ..........................................               3                1             (109)             (70)

Diversified Business Group
      Agricultural Products ....................................               8                4               39               25
      Carbon and Minerals ......................................              (1)              --                7                7
      Pipelines ................................................              16               13               22               18
      Other ....................................................               2                1                7                5
Corporate and Unallocated
      Administrative and general expense .......................             (20)             (16)             (39)             (24)
      Net interest expense .....................................             (24)             (22)             (59)             (40)
      Environmental and litigation expense .....................              (8)              (5)             (94)             (59)
      New Ventures .............................................             (15)             (10)             (16)             (10)
      Other ....................................................              --              (13)              (5)               9
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ......................................             182              148               21                3
Loss from discontinued operations ..............................             (10)              (6)            (805)            (500)
------------------------------------------------------------------------------------------------------------------------------------
Total ..........................................................           $ 172            $ 142            $(784)           $(497)
 ===================================================================================================================================

EXPLORATION AND PRODUCTION - this segment explores for, produces,  purchases and markets crude oil, condensate, natural gas and natural gas liquids. GEOTHERMAL OPERATIONS - this segment explores for, produces and sells geothermal resources and constructs and operates electrical generating plants served by the resources.
DIVERSIFIED BUSINESS GROUP:
   AGRICULTURAL   PRODUCTS  -  this  business  unit   manufactures  and  markets
      nitrogen-based products for wholesale agricultural and industrial markets supplying the western United States and the Pacific Rim.
   CARBON AND MINERALS - this business unit produces and markets petroleum coke, graphites and specialty minerals.
PIPELINES  - this  business  unit  principally  includes  the  company's  equity interests in affiliated pipeline companies.
OTHER - principally  includes  the  company's  equity  interest  in The  UNO-VEN
      Company prior to the May 1, 1997 restructuring.


                                     Table 7


NEWS RELEASE                                                                                      UNOCAL CORPORATION
SPECIAL ITEMS
(Unaudited)

                                                                              4th Quarter of 1997           4th Quarter of 1996
                                                           ------------------------------------------------------------------------
Millions of dollars                                                         Before-         After-tax      Before-tax     After-tax
-----------------------------------------------------------------------------------------------------------------------------------


Reported earnings ..................................................        $   172         $   142         $  (784)        $  (497)
Less: Special items
     Exploration and Production
        United States
           Spirit Energy
              Asset sales ..........................................              9               5              (7)             (5)
              Impairment ...........................................             (4)             (2)            (19)            (11)
              Settlement of federal leases .........................             --              --              12               7
              Restructuring provision ..............................             --              --              (7)             (4)
           Other
              Asset sales ..........................................             --              --              (4)             (2)
              Impairment ...........................................             --              --             (33)            (21)
        International
              Asset sales ..........................................              2               1              --              --
              Impairment ...........................................             (3)             (2)             --              --
              Uninsured loss - Bangladesh ..........................             (2)             (1)             --              --
              Deferred tax adjustment ..............................             --              26              --              --
     Geothermal Operations
              Asset sales ..........................................             --              --             (92)            (57)
              Impairment ...........................................             --              --             (23)            (14)
              Other ................................................             --              --               3               2
     Diversified Business Group
        Carbon and Minerals
              Environmental and litigation provision ...............            (10)             (6)             (2)             (1)
              Restructuring costs ..................................             (2)             (1)             --              --
        Pipeline
              Asset sales ..........................................             --              --               3               2
        Other
              UNO-VEN restructuring ................................              2               1              --              --
     Corporate and Unallocated
              Asset sales ..........................................             11               7               3               2
              Environmental and litigation provision ...............             (5)             (3)            (83)            (52)
              Deferred tax adjustment ..............................             --             (11)             --              --
              Other ................................................             --              --              (4)             (3)
     Discontinued Operations
               Other ...............................................             --              --               1               1
              Net loss on disposal .................................            (10)             (6)           (792)           (491)
     Extraordinary item ............................................             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
     Total special items ...........................................            (12)              8          (1,044)           (647)
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings ..................................................        $   184         $   134         $   260         $   150
------------------------------------------------------------------------------------------------------------------------------------


                                     Table 8

NEWS RELEASE                                                                                                      UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ITEMS
(Unaudited)



                                                                              4th Quarter of 1997             4th Quarter of 1996
                                                                   ----------------------------------------------------------------
Millions of dollars except per share amounts                                Before-tax     After-tax        Before-ta      After-tax
-----------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $  93            $  58            $ 148            $  87
       Other ...................................................              29               18               31               20
    International ..............................................              97               92              147               71

Geothermal Operations ..........................................               3                1                3               (1)

Diversified Business Group
      Agricultural Products ....................................               8                4               39               25
      Carbon and Minerals ......................................              11                7                9                8
      Pipelines ................................................              16               13               19               16
      Other ....................................................              --               --                7                5

Corporate and Unallocated
      Administrative and general expense .......................             (20)             (16)             (39)             (24)
      Net interest expense .....................................             (24)             (22)             (59)             (40)
      Environmental and litigation expense .....................              (3)              (2)             (11)              (7)
      New Ventures .............................................             (15)             (10)             (16)             (10)
      Other ....................................................             (11)              (9)              (4)              10
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ............................             184              134              274              160
Loss from discontinued operations ..............................              --               --              (14)             (10)
------------------------------------------------------------------------------------------------------------------------------------
            Total ..............................................           $ 184            $ 134            $ 260            $ 150
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings applicable to common stock ...................                             $ 134                            $ 150
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings per common share .............................                             $0.55                            $0.60
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings from continuing
   operations per common share .................................                             $0.55                            $0.64
------------------------------------------------------------------------------------------------------------------------------------






                                     Table 9

NEWS RELEASE                                                                                                    UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                                                            Twelve Months Ended                Twelve Months Ended
                                                                              December 31, 1997                 December 31, 1996
                                                                 -------------------------------------------------------------------
Millions of dollars                                                       Before-tax        After-tax        Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................           $ 328            $ 205            $ 472            $ 293
       Other ...................................................              96               60              197              119
    International ..............................................             474              375              546              316

Geothermal Operations ..........................................              31               26              (76)             (55)

Diversified Business Group
      Agricultural Products ....................................              83               54              152               98
      Carbon and Minerals ......................................             109               76               59               47
      Pipelines ................................................              70               59               86               69
      Other ....................................................              45               38               22               14
Corporate and Unallocated
      Administrative and general expense .......................             (82)             (56)            (126)             (79)
      Net interest expense .....................................            (133)            (106)            (256)            (175)
      Environmental and litigation expense .....................            (146)             (91)            (230)            (143)
      New Ventures .............................................             (49)             (33)             (36)             (23)
      Other ....................................................             (55)              62              (52)             (25)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ......................................             771              669              758              456
Loss from discontinued operations ..............................             (81)             (50)            (677)            (420)
Extraordinary item .............................................             (52)             (38)              --               --
------------------------------------------------------------------------------------------------------------------------------------
            Total ..............................................           $ 638            $ 581            $  81            $  36
====================================================================================================================================

                                    Table 10


NEWS RELEASE                                                                                      UNOCAL CORPORATION
SPECIAL ITEMS
(Unaudited)

                                                                               Twelve Months Ended            Twelve Months Ended
                                                                                 December 31, 1997             December 31, 1996
                                                                              ------------------------------------------------------
Dollars in millions except per share amounts                                    Before         After-tax     Before-tax   After-tax
----------------------------------------------------------------------------------------------------------------------------------

Reported earnings ......................................................       $   638        $   581        $    81        $    36
Less: Special items
          Exploration and Production
             United States
                Spirit Energy
                   Asset sales .........................................            11              7              1             --
                   Impairment ..........................................           (66)           (41)           (19)           (11)
                   Settlement of federal leases ........................            --             --             12              7
                   Restructuring provision .............................            --             --             (7)            (4)
                Other
                   Asset sales .........................................            --             --            106             66
                   Impairment ..........................................            --             --            (33)           (21)
             International
                   Asset sales .........................................           (15)           (16)            24             41
                   Impairment ..........................................            (3)            (2)            --             --
                   Uninsured loss - Bangladesh .........................           (12)            (8)            --             --
                   Deferred tax adjustment .............................            --             94             --             --
          Geothermal Operations
                   Asset sales .........................................            --             --            (92)           (57)
                   Deferred tax adjustment .............................            --             10             --             --
                   Impairment ..........................................            --             --            (23)           (14)
                   Other ...............................................            --             --              3              2
          Diversified Business Group
             Carbon and Minerals
                   Asset sales .........................................            67             41              --             --
                   Environmental and litigation provision ..............           (10)            (6)            (2)            (1)
                   Restructuring costs .................................            (2)            (1)            --             --
             Pipeline
                   Asset Sales .........................................            --             --             15              9
             Other
                   UNO-VEN restructuring ...............................            48             40             --             --
          Corporate and Unallocated
                   Asset Sales .........................................            18             11             18             11
                   Environmental and litigation provision ..............          (125)           (78)          (196)          (122)
                   Deferred tax adjustment .............................            --            103             --             --
                   Other ...............................................            --             --            (15)           (12)
          Discontinued Operations
                   Asset Sales .........................................            --             --              5              3
                  Other ................................................            --             --              3              2
                   Net loss on disposal ................................           (81)           (50)          (792)          (491)
          Extraordinary item ...........................................           (52)           (38)            --             --
------------------------------------------------------------------------------------------------------------------------------------
     Total special items ...............................................          (222)            66           (992)          (592)
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings ......................................................       $   860        $   515        $ 1,073        $   628
====================================================================================================================================



                                    Table 11


NEWS RELEASE                                                                                                      UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ITEMS
(Unaudited)


                                                                           Twelve Months Ended               Twelve Months Ended
                                                                            December 31, 1997                 December 31, 1996
                                                                --------------------------------------------------------------------
Millions of dollars except per share amounts                          Before-tax        After-tax       Before-tax         After-tax
------------------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ....................................          $   383           $   239           $   485           $   301
       Other ...............................................               96                60               124                74
    International ..........................................              504               307               522               275

Geothermal Operations ......................................               31                16                36                14

Diversified Business Group
      Agricultural Products ................................               83                54               152                98
      Carbon and Minerals ..................................               54                42                61                48
      Pipelines ............................................               70                59                71                60
      Other ................................................               (3)               (2)               22                14

Corporate and Unallocated
      Administrative and general expense ...................              (82)              (56)             (126)              (79)
      Net interest expense .................................             (133)             (106)             (256)             (175)
      Environmental and litigation expense .................              (21)              (13)              (34)              (21)
      New Ventures .........................................              (49)              (33)              (36)              (23)
      Other ................................................              (73)              (52)              (55)              (24)
------------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ........................              860               515               966               562
Earnings from discontinued operations ......................               --                --               107                66
------------------------------------------------------------------------------------------------------------------------------------
   Total ...................................................          $   860               515           $ 1,073           $   628
Dividends on preferred stock ...............................                                 --                                  18
Non-cash charge related to
   exchange of preferred stock .............................                                 --                                  54
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings applicable
   to common stock .........................................                            $   515                             $   556
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings
   per common share ........................................                            $  2.08                             $  2.23
------------------------------------------------------------------------------------------------------------------------------------
Adjusted earnings from continuing
   operations per common share .............................                            $  2.08                             $  1.97
------------------------------------------------------------------------------------------------------------------------------------


                                    Table 12

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                           UNOCAL CORPORATION
                                              (Registrant)




Date:  January 28, 1998                    By:  /s/ JOE D. CECIL
-----------------------                    ------------------------------
                                               Joe D. Cecil
                                           Vice President and Comptroller